GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Investor, Class P, and Class R6 Shares

of the

Goldman Sachs China Equity Fund

(the “Fund”)

Supplement dated April 11, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated February 28, 2023, as supplemented to date

Effective immediately, Shao Ping Guan will no longer serve as a portfolio manager for the Fund. Basak Yavuz, Hiren Dasani and Christine Pu will continue to serve as portfolio managers for the Fund.

Additionally, effective immediately, Nathan Lin will begin serving as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Guan in his capacity as a portfolio manager to the Fund in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs China Equity Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Basak Yavuz, Managing Director, has managed the Fund since 2019; Hiren Dasani, CFA, Managing Director, has managed the Fund since 2019; Christine Pu, CFA, Vice President, has managed the Fund since 2019; and Nathan Lin, Managing Director, has managed the Fund since 2023.

The following row is added to the table under the “Global Emerging Markets Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Nathan Lin Managing Director	Portfolio Manager— China Equity	Since 2023	Mr. Lin is a co-head of the China Equity team and portfolio manager for the Goldman Sachs Asset Management China Equity Strategies. Mr. Lin joined the Investment Adviser in 2008.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EME1TBDSTK 04-23